EXHIBIT B
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        CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
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     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of The Merger Fund, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of The Merger Fund for the year ended September 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of The Merger Fund for the stated period.

/s/ Frederick W. Green                   /s/ Bonnie Smith
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Frederick W. Green                       Bonnie Smith
President, The Merger Fund               Treasurer, The Merger Fund

Dated: December 3, 2003
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This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by The Merger Fund for purposes of the Securities Exchange Act of 1934.